SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010

GLOBAL INK SUPPLY CO.

(Exact name of Registrant as specified in its charter)

Delaware	000-52630	26-2524571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Grand Central 100 Park Avenue Suite 1600 New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 984-0628

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.             Previous Independent Registered Public Accounting Firm.

A.   On April 25, 2010, the Company dismissed its independent registered public accounting firm, Li & Company, PC (“Li & Company”).

B.  The report of Li & Company for the year ending May 31, 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The Company approved the engagement of Malone Bailey, LLP (“Malone”) as its new independent registered public accountants on April 25, 2010. The Company did not consult Malone regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

D.  During the Company's most recent fiscal years and the subsequent interim period through April 25, 2010, the date of dismissal, there were no disagreements with Li & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Li & Company, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Company’s financial statements.

E.  The Company has made the contents of its Form 8-K available to Li & Company and requested it to furnish a letter to the Commission as to whether Li & Company agrees or disagrees with, or wishes to clarify the Company's expression of their views.  Li & Company has responded to our requests to furnish a letter to the Commission with such letter attached as Exhibit 16.1 to this Form 8-K.

2.             New Independent Registered Public Accounting Firm.

The Registrant has engaged Malone as its new independent certified public accounting firm to audit the Registrant’s financial statements May 31, 2010. Prior to such engagement, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

The interim consolidated financial statements included in the Registrant’s Quarterly Report on Form 10-Q as of February 28, 2010 were not reviewed by the Company’s independent registered public accounting firm as required under Statement of Auditing Standards No. 100 pursuant to Item 310(b) of the Securities and Exchange Commission’s Regulation S-X. It is anticipated Malone will perform the review of the financial information included in an amended Form 10-Q.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Li & Company, PC, CPA to the Commission, dated as of April 30, 2010.

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Li & Company, PC, CPA to the Commission, dated as of April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Ink Supply Co.

Date: July 12, 2010	By:	/s/ Ayukurt Farah
Name: Ayukurt Farah
Title: Chief Executive Officer and Chief Financial Officer